UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 26, 2006 (December 22, 2006)

Glimcher Realty Trust
(Exact name of Registrant as specified in its Charter)

Maryland	001-12482	31-1390518
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 East Gay Street, Columbus, Ohio	43215
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (614) 621-9000

N/A
(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2006 (the “Effective Date”), Glimcher University Mall Limited Partnership (“Glimcher”) and LaSalle Bank National Association (f/k/a LaSalle National Bank), as Trustee for Nomura Asset Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 1998-D6, as secured party (“LaSalle”), and Wells Fargo Bank, N.A. (“Wells”) executed a Defeasance Pledge and Security Agreement (the “Agreement”) in connection with the defeasance of a loan (the “Loan”) secured by University Mall, a regional shopping mall located in Tampa, FL (the “Mall”), that is owned by Glimcher, an affiliate of Glimcher Realty Trust (the “Registrant”). On the Effective Date, the Loan had an outstanding balance of approximately $59,333,000 and a carrying value of $62,551,000 under Generally Accepted Accounting Principles (GAAP). LaSalle is the noteholder under the Loan and the Registrant reported the Loan in a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 31, 1997.

Under the Agreement and as part of the transaction to defease the Loan, Glimcher, through an intermediary, funded the purchase of approximately $71,310,000 in government securities, as such term is defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended, and pledged such securities to LaSalle as substitute collateral for the Loan (the “Collateral”) in exchange for LaSalle’s agreement to: (i) release the lien of the Loan and security interest in the Mall and (ii) release Glimcher from its obligations under the Loan and such other ancillary documents relating to the Loan. Also, as part of the transaction to defease the Loan, Glimcher, LaSalle, Wells, Capmark Finance Inc., and SB NASC 1998-D6 Holdings, LLC (the “Substitute Borrower”) executed a Defeasance Assignment, Assumption and Release Agreement, dated as of the Effective Date (the “Assignment”), under which Glimcher assigned and transferred to the Substitute Borrower and the Substitute Borrower assumed the rights, interest, and obligations of Glimcher under the Loan and the Collateral. The Agreement and Assignment contain other terms, conditions, covenants, and mutual representations and warranties between the respective parties to each of the agreements that are customary and typical for a transaction of this nature.

Other than the transactions and relationships described herein, there are no other material relationships between the Registrant and its affiliates and LaSalle, Wells, Capmark Finance Inc., and the Substitute Borrower.

Item 9.01 Exhibits.

(d)	Exhibits

99.1	Press Release, dated December 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Glimcher Realty Trust (Registrant)

Date: December 26, 2006	/s/ Mark E. Yale
Mark E. Yale Executive Vice President, Chief Financial Officer & Treasurer